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                                                                    EXHIBIT 23.1

The Board of Directors
Stewart Information Services Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                      /s/  KPMG Peat Marwick LLP

Houston, Texas
September 8, 1995
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Stewart Information Services Corporation of our report dated January 20, 1995 on the consolidated financial statements of Stewart Title & Trust of Phoenix, Inc. appearing in the Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" appearing in such Registration Statement.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Phoenix, Arizona
September 7, 1995
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The Board of Directors
Stewart Information Services Corporation


We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) pertaining to the 1995 amendment of the Stewart Title Guaranty Company Salary Deferral Plan (401-K) and to the incorporation by reference therein of our reports dated January 19, 1993 with respect to the financial statements of Stewart Title of Central California, California, Fresno County, Modesto and Monterey County consolidated in Stewart Information Services Corporation's Annual Report (Form
10K) for the year ended December 31, 1994 filed with Securities and Exchange Commission.

                                                /s/ Perry-Smith & Co.
                                                    PERRY-SMITH & Co.
                                                    Certified Public Accountants

Sacramento, California
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The Board of Directors
Stewart Information Services Corporation


We consent to the reference to our firm under the caption "Interests of Names Experts and Counsel" in the Registration Statement (Form S-8) and related Prospectus pertaining to the 1995 amendment of the Stewart Title Guaranty Company Salary Deferral Plan (401-K) and to the incorporation by reference therein of our report dated January 20, 1995 with respect to the financial statements of Stewart Title (not presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.



                                        /s/ ERNST & YOUNG
                                        ERNST & YOUNG


Los Angeles, California
September 8, 1995
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The Board of Directors
Stewart Information Services Corporation


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                          /s/  Doshier, Pickens, & Francis, P.C.
                                               DOSHIER, PICKENS, & FRANCIS, P.C.

Amarillo, Texas
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The Board of Directors
Stewart Information Services Corporation


         I consent to the use of my reports incorporated herein by reference and to the reference to me under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                 /s/ Jim S. Walker
                                                     JIM S. WALKER

Beaumont, Texas
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The Board of Directors
Stewart Information Services Corporation


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                               /s/ Denton Wolter & Company, P.C.
                                                   DENTON WOLTER & COMPANY, P.C.

Dallas, Texas
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The Board of Directors
Stewart Information Services Corporation


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                  /s/ Fancher and Company
                                                      FANCHER AND COMPANY

Corpus Christi, Texas
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The Board of Directors
Stewart Information Services Corporation



     I consent to the use of my report incorporated herein by reference and to the reference to me under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                             /s/ M. TIMOTHY O'ROARK
                                             M. TIMOTHY O'ROARK


El Paso, Texas
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The Board of Directors
Stewart Information Services Corporation



We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) and related Prospectus pertaining to the 1995 amendment of the Stewart Title Guaranty Company Salary Deferral Plan (401-K) and to the incorporation by reference of our reports relating to the financial statements of Stewart Title (not presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.



                                   /s/ GRANT BENNETT ACCOUNTANTS
                                   GRANT BENNETT ACCOUNTANTS
                                   A PROFESSIONAL CORPORATION
                                   Certified Public Accountants

Sacramento, California

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The Board of Directors
Stewart Information Services Corporation


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                  /s/ McGee, Haza & Co.
                                                      McGEE, HAZA & CO.

Dallas, Texas
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The Board of Directors
Stewart Information Services Corporation


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                /s/ Aaronson, White & Company
                                                    AARONSON, WHITE & COMPANY

Houston, Texas
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The Board of Directors
Stewart Information Services Corporation


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                               /s/ Edgar, Kiker & Cross, LLP
                                                   EDGAR, KIKER & CROSS, LLP

Beaumont, Texas
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The Board of Directors
Stewart Information Services Corporation


         I consent to the use of my reports incorporated herein by reference and to the reference to me under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                                 /s/ Ginny Sanders May
                                                     GINNY SANDERS MAY

Lake Jackson, Texas